Current tax liabilities	12 Months Ended
Dec. 31, 2022
Current tax liabilities
Current tax liabilities

A13.  Current tax liabilities

Tax liabilities are classified as current liabilities unless there is a right to defer the payment of the liability for at least one year after the balance sheet date. As at 31 December 2022 all the Group’s tax liabilities have been classified as current as there is no legally enforceable right to defer payment for more than 12 months.

Current tax assets and liabilities are offset only when there is a legally enforceable right to set off the asset and liability, and there is an intention to either settle on a net basis or to realise the asset and settle the liability simultaneously.

Where required by accounting standards, management establishes provisions for uncertain tax positions on the basis of amounts expected to be paid to the tax authorities. The Group’s current tax liabilities reflect management’s best estimate of the future amounts of corporation tax that will be settled.

The Group is subject to income taxes in numerous jurisdictions. There are various uncertainties relating to the determination of its tax liabilities where the ultimate tax liability cannot be known until a resolution has been reached with the relevant tax authority, or the issue becomes time barred. Issues can take many years to resolve and therefore assumptions on the likely outcome have to be made by management. Each country and tax risk is considered separately when deciding whether it is appropriate to set up an uncertain tax provision. If risks are considered to be linked, the Group will consider the tax treatment in aggregate where appropriate.

This assessment of uncertain tax positions is based on management’s interpretation of relevant tax rules and decided cases, external advice obtained, the statute of limitations and the status of the negotiations and past experience with tax authorities. In evaluating whether a provision is needed it is assumed that tax authorities have full knowledge of the facts and circumstances applicable to each issue.

Tax provisions can be built up over a number of years but in the year of resolution there could be adjustments to these provisions which could have a material positive or negative impact on the tax charge for a particular year. The settlement of a significant issue could also have a material impact on the amount of cash tax payable in any one year. Judgement is required in determining the worldwide provision for income taxes particularly in relation to the pricing of intra-group goods and services as well as debt financing.

The majority of the tax provisions relate to transfer pricing exposures where the Group faces a number of risks in jurisdictions around the world, and is subject to audits by tax authorities in the territories in which it operates. These tax audits have an uncertain outcome and can take several years to resolve, which in some cases may be dependent on litigation. The actual outcome could vary from management’s estimates, but these are updated at each reporting period in the light of the latest available information.

Total uncertain tax provisions (including interest thereon) amounted to £54m as at 31 December 2022 (2021: £57m; 2020: £65m). Included within this amount is £6m (2021: £12m; 2020: £12m) in respect of interest arising on tax provisions which is included within other payables. These tax provisions relate to multiple issues across the countries in which the Group operates. The net decrease in the provisions for the year is mainly attributable to issues which have been settled in the year or have become statute barred.

The cash tax paid for the year was £77m (2021: £69m; 2020: £64m). The cash tax paid is expected to increase in future periods due to the acquisition of Terminix.